Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases
Leases
Charters-out

The cost, accumulated depreciation and carrying amount of the Partnership's vessels with charter-out contracts accounted for as operating leases at December 31, 2019 were $3.8 billion, $1.1 billion and $2.7 billion, respectively (2018 - $4.3 billion, $1.1 billion and $3.2 billion, respectively). As at December 31, 2019, minimum scheduled future rentals under these then-in-place time charters and bareboat charters to be received by the Partnership, were approximately $2.9 billion, comprised of $704.3 million (2020), $590.7 million (2021), $512.5 million (2022), $299.3 million (2023), $133.6 million (2024) and $622.2 million (thereafter).

The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2019, revenue from unexercised option periods of contracts that existed on December 31, 2019, or variable or contingent revenues. The amounts may vary given unscheduled future events such as vessel maintenance. For a further description of the Partnership's charter-out contracts please see note 5.

Direct Financing Lease

Leasing of certain VOC equipment is accounted for as a direct financing lease. As at December 31, 2019, the minimum lease payments receivable under the direct financing lease approximated $4.6 million (2018 - $5.9 million), including unearned income of $0.7 million (2018 - $1.1 million). As at December 31, 2019, future scheduled payments under the direct financing leases to be received by the Partnership, were approximately $4.6 million, comprised of $1.3 million (2020), $1.3 million (2021), $1.3 million (2022) and $0.6 million (2023).

Charters-in

The Partnership charters in vessels from other vessel owners on time-charter contracts, whereby the vessel owner will provide use of the vessel to the Partnership, as well as operate the vessel for the Partnership. A time-charter contract is typically for a fixed period of time, although in certain cases the Partnership may have the option to extend the charter. The Partnership will typically pay the owner a daily hire rate that is fixed over the duration of the charter. The Partnership is generally not required to pay the daily hire rate during periods the vessel is not able to operate.

The Partnership has determined that all of its time-charter-in contracts contain both a lease component (lease of the vessel) and a non-lease component (operation of the vessel). The Partnership has allocated the contract consideration between the lease component and non-lease component on a relative standalone selling price basis. The standalone selling price of the non-lease component has been determined using a cost-plus approach, whereby the Partnership estimates the cost to operate the vessel using cost benchmarking studies prepared by a third party, when available, or internal estimates when not available, plus a profit margin. The standalone selling price of the lease component has been determined using an adjusted market approach, whereby the Partnership calculates a rate excluding the operating component based on a market time-charter rate from published broker estimates, when available, or internal estimates when not available. Given that there are no observable standalone selling prices for either of these two components, judgment is required in determining the standalone selling price of each component. The discount rate of the lease is determined using the Partnership’s incremental borrowing rate, which is based on the fixed interest rate the Partnership could obtain when entering into a secured loan facility of similar term.

With respect to time-charter-in contracts with an original term of more than one year, for the year ended December 31, 2019, the Partnership incurred $22.0 million of time-charter hire expense related to these time-charter-in contracts, of which $13.0 million was allocated to the lease component and $9.0 million was allocated to the non-lease component. The $13.0 million allocated to the lease component approximates the cash paid for the amounts included in lease liabilities and is reflected as a reduction in operating cash flows for the year ended December 31, 2019. As at December 31, 2019, the weighted-average remaining lease term and weighted-average discount rate for these time-charter-in contracts was 4.0 years and 5.29%, respectively.

The Partnership has elected to recognize the lease payments of short-term leases in profit or loss on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred, which is consistent with the recognition of payment for the non-lease component. Short-term leases are leases with an original term of one year or less, excluding those leases with an option to extend the lease for greater than one year or an option to purchase the underlying asset that the lessee is reasonably certain to exercise. For the year ended December 31, 2019, the Partnership incurred $22.4 million of time-charter hire expense related to time-charter contracts classified as short-term leases.

A maturity analysis of the Partnership’s operating lease liabilities from time-charter-in contracts (excluding short-term leases) as at December 31, 2019 is as follows:

	Lease Commitment	Non-Lease Commitment	Total Commitment
As at December 31, 2019	$	$	$
Payments:
January to December 2020	11,694	7,552	19,246
January to December 2021	11,829	7,639	19,468
January to December 2022	11,995	7,746	19,741
January to December 2023	11,225	7,249	18,474
January to December 2024	641	414	1,055
Total payments	47,384	30,600	77,984
Less imputed interest	(4,840)
Carrying value of operating lease liabilities	42,544

As at December 31, 2019, minimum commitments to be incurred by the Partnership under short-term time-charter contracts were approximately $16.0 million (2020) and $2.3 million (2021).